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                                                                    Exhibit 10.6

               AMENDMENT TO AGREEMENT AND PLAN OF SHARE EXCHANGE



          AMENDMENT dated as of November 4, 1994 among Barden Communications, Inc., Comcast Corporation, Don H. Barden and the Don H. Barden Revocable Trust dated June 21, 1994, as amended.


                              W I T N E S E T H :


          WHEREAS, the parties hereto have heretofore entered into an Agreement and Plan of Share Exchange dated as of October 21, 1994 (the "Agreement"); and

          WHEREAS, the parties hereto desire to amend the Agreement to provide for certain changes to the termination provisions thereof.

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1.  Definitions; References.  Unless otherwise specifically
                      -----------------------
defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

          SECTION 2.  Amendment of Section 8.01(b) of the Agreement.  Section
                      ---------------------------------------------
8.01(b) of the Agreement is amended to read as follows:

          (b) This Agreement shall terminate without any action of any party hereto on November 16, 1994, if the following have no occurred on or prior to such date (i) the Barden Indemnity Agreement and the Rogers Indemnity Agreement has not bee executed and delivered by all parties thereto or (ii) the form of the Escrow Agreement has been agreed to by all parites thereto.
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          SECTION 3.  Governing Law.  This Amendment shall be governed by and
                      -------------
construed in accordance with the laws of the State of Michigan.

          SECTION 4.  Counterparts; Effectiveness.  This Amendment may be signed
                      ---------------------------
in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                     BARDEN COMMUNICATIONS, INC.


                                     By: /s/ Don H. Barden
                                        _________________________
                                        Don H. Barden, President


                                      /s/ Don H. Barden
                                     _____________________________
                                     Don H. Barden individually and as
                                     trustee of the Don H. Barden
                                     Revocable Trust, dated as of June 21,
                                     1994, as amended from time to time.


                                     COMCAST CORPORATION



                                     By: /s/ Robert S. Pick
                                        ___________________________
                                        Name



                                     Title: Vice President
                                           ________________________



Consented and Agreed:

the Company COMMUNICATIONS, INC.



By /s/ David Miller
  _______________________
   Name: David Miller
   Title: Vice President
   Date: November 4, 1994

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